UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-55117	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Virginia National Bankshares Corporation (“Virginia National”) held a special meeting of shareholders on March 25, 2021 (the “Special Meeting”) to consider and vote on three proposals related to Virginia National’s proposed merger (the “Merger”) with Fauquier Bankshares Inc. (“Fauquier”).  At the close of business on the record date of the Special Meeting, there were a total of 2,714,273 shares of common stock outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, 1,833,338 shares of common stock were represented, therefore a quorum was present.  Descriptions of the proposals and the final voting results are set forth below.

Proposal 1 – Approval of the Merger Agreement

The proposal to approve the Agreement and Plan of Reorganization, dated as of September 30, 2020, between Virginia National and Fauquier, including the related Plan of Merger pursuant to which Fauquier will merge with and into Virginia National, was approved by the requisite majority of the issued and outstanding shares of the common stock of Virginia National, as indicated below:

For	Against	Abstain	Broker Non-Votes
1,812,058	21,279	0	0

Proposal 2 – Compensation Proposal

The proposal to approve, in a non-binding advisory vote, certain compensation that may become payable to Virginia National’s named executive officers in connection with the Merger was approved, as indicated below:

For	Against	Abstain	Broker Non-Votes
1,587,729	172,265	73,343	0

Proposal 3 – Adjournment Proposal

The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to solicit additional proxies to establish a quorum or approve Proposal 1 was approved, as indicated below:

For	Against	Abstain	Broker Non-Votes
1,780,240	48,730	4,367	0

Although Proposal 3 was approved, the adjournment of the Special Meeting was not necessary because

Virginia National’s shareholders approved Proposal 1.

Item 8.01.	Other Events

On March 26, 2021, Virginia National and Fauquier issued a joint press release announcing that each company’s shareholders, at separate meetings, approved the Merger.  The joint press release announcing these shareholder approvals is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Number	Exhibit
99.1	Joint Press Release dated March 26, 2021
104.1	The cover page from the Virginia National Bankshares Corporation’s Form 8-K, formatted in Inline XBRL

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: March 26, 2021	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer